FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 333-141093

GABELLI SRI FUND, INC. (the “Fund”)

Supplement dated June 1, 2015, to the Fund’s Summary Prospectus for

Class AAA Shares, dated July 29, 2014, as supplemented

Effective immediately, the following replaces the second paragraph under “Principal Investment Strategies” on page 2:

“Socially Responsible Criteria. The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund’s social guidelines. Pursuant to the guidelines, the Fund will not invest in publicly traded fossil fuel (coal, oil, and gas) companies, the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products.”

Please retain this Supplement with your Summary Prospectus for reference.